UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 4, 1996

                               Comcast Corporation
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             (Exact name of registrant as specified in its charter)

      Pennsylvania                     0-6983                   23-1709202
----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission               (IRS employer
   of incorporation)                file number)            identification no.)

              1500 Market Street, Philadelphia, PA        19102-2148
             -------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (215) 665-1700
                                                           --------------



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ITEM 5.   OTHER EVENTS

     On November 4, 1996, Comcast Corporation issued a press release regarding its third quarter 1996 results, a copy of which is attached as Exhibit 99.1 to the Form 8-K and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               Exhibit 99.1 - Comcast Corporation Press Release dated
                              November 4, 1996.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        COMCAST CORPORATION

Dated: November 4, 1996                 By: /s/ Joseph J. Euteneuer
                                           -------------------------------
                                           Joseph J. Euteneuer
                                           Vice President and
                                           Corporate Controller


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                                 EXHIBIT INDEX


Exhibit Number      Description

     99.1           Comcast Corporation Press Release
                      dated November 4, 1996